[Conformed copy]








                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                  June 9, 2004

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



  Delaware                      1-9076                           13-3295276
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(State or other jurisdiction    (Commission                   (IRS Employer
      of incorporation)         File Number)                Identification No.)



               300 Tower Parkway, Lincolnshire, Illinois      60069
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               (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements and Exhibits.
------   ----------------------------------

         (c) Exhibits.
             ---------

             99. Press release of Registrant dated June 9, 2004 is being furnished pursuant to Item 9.



Item 9.  Regulation FD Disclosure.
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                  Registrant is furnishing its press release dated June 9, 2004.
The press release is included herewith as Exhibit 99 and is incorporated herein by reference.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FORTUNE BRANDS, INC.
                                            ---------------------
                                                     (Registrant)



                                            By   /s/ C. P. Omtvedt
                                                --------------------------------
                                                C. P. Omtvedt
                                                Senior Vice President and
                                                  Chief Financial Officer




Date:  June 9, 2004

                                  EXHIBIT INDEX



                                                               Sequentially
Exhibit                                                        Numbered Page
-------                                                        -------------


99.      Press release of Registrant dated
         June 9, 2004 is being furnished under
         Item 9.